UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2023

RETINALGENIX TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	333-258528	82-3936890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1450 North McDowell Boulevard, Suite 150

Petaluma, CA 94954

(Address of principal executive offices, including zip code)

(415) 578-9583

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2023, the Board of Directors (the “Board”) of RetinalGenix Technologies Inc. (the ‘Company”) appointed Ms. Dessislava (Dessy) Boneva M.D. FACS, to serve as a director of the Company.

Dr. Boneva, age 52, is an experienced trauma surgeon skilled in trauma, surgical critical care, emergency surgery, and acute care surgery. She is in practice with Kendall Regional Medical Center in Miami, Florida. With two decades of experience, she is board-certified in surgery and surgical critical care by the American Board of Surgery (ABS). In her academic role, Dr. Boneva serves as Surgery Clerkship Director/Clinical Assistant Professor of Surgery at Nova Southeastern University’s Dr. Kiran C. Patel College of Allopathic Medicine. A Fellow of the American College of Surgeons (FACS), she is a member of the Society of Critical Care Medicine, the Panamerican Trauma Society, the Eastern Association for the Surgery of Trauma, and the American Association for the Surgery of Trauma. In addition, she holds certifications in Advanced Trauma Life Support (Instructor), Advanced Surgical Skills for Exposure in Trauma, Advanced Trauma Operative Management, Basic Life Support, and Pediatric Advanced Life Support.

Dr. Boneva performed her residencies in general surgery at the University of Maryland and Dartmouth College. This was followed by fellowship training at the Johns Hopkins University in Surgical Critical Care and the R Adams Cowley Shock Trauma Center in Trauma and Acute Care Surgery in 2010 and 2011, respectively.

There are no family relationships between Dr. Boneva and any of the Company’s directors or executive officers, nor does Dr. Boneva have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Other than as described above, there were no arrangements or understandings by which Dr. Boneva was appointed as a member of the Board.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETINALGENIX TECHNOLOGIES INC.

Date: December 6, 2023	By:	/s/ Jerry Katzman
Jerry Katzman
Chief Executive Officer

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